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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    ________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                    ________

Date of Report (Date of earliest event reported): April 21, 1994


                             UNITED AIR LINES, INC.


             (Exact name of registrant as specified in its charter)

          Delaware                  33-21220*                    36-2675206
(State or other jurisdiction       (Commission                (I.R.S. employer
      of incorporation)            file number)             identification no.)


                            1200 East Algonquin Road
                      Elk Grove Township, Illinois  60007
                    (Address of principal executive offices)

Mailing Address:      P.O. Box 66100,  Chicago, Illinois  60666

Registrant's telephone number, including area code:  (708) 952-4000

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*  Registrant is the wholly-owned subsidiary of UAL Corporation (File 1-6033).
Registrant became subject to filing periodic reports under the Securities Exchange Act of 1934 as a result of a public offering of securities which became effective June 3, 1988 (Registration Nos. 33-21220 and 22-18246).

                               Page 1 of 5 pages

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ITEM 5.  OTHER EVENTS
         ------------

     The following portions of the Preliminary Proxy Statement/Joint Prospectus ("Preliminary Proxy Statement") which constitutes part of the Registration Statement on Form S-4 (File No. 33-53107), as amended by Amendment No. 1 thereto filed by Registrant and UAL Corporation on April 21, 1994, are incorporated herein by reference and are deemed to comprise this Report on Form 8-K:


Section Heading In                             Pages deemed
Preliminary Proxy Statement                    included herein
- ---------------------------                    ---------------
BACKGROUND OF THE PLAN OF
RECAPITALIZATION.............................  pp. 4 - 14

SPECIAL FACTORS

   Certain Company Analyses..................  pp. 14 - 18
   Certain Revenues and Earnings Scenarios...  pp. 18 - 19
   Effect of the Recapitalization on Income
     Statement, Book Equity and Cash Flow....  pp. 19 - 21
   Implementation of the "Airline-Within-
     an-Airline" (U2)........................  pp. 21 - 23
   Unit Costs................................  pp. 24 - 26
   Opinion of Valuation Firm.................  pp. 34 - 38
   Certain Risk Factors......................  pp. 40 - 47
   Certain Effects of the Recapitalization...  pp. 47 - 48

LITIGATION...................................  p.  52

THE PLAN OF RECAPITALIZATION.................  pp. 53 - 85

UNAUDITED PRO FORMA FINANCIAL INFORMATION....  pp. 91 - 102

CAPITALIZATION...............................  pp. 103 - 104

DESCRIPTION OF SECURITIES

   The Debentures............................  pp. 121 - 125

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(c) Exhibits


Exhibit No.                               Description
- -----------                               -----------
   20.1                  Preliminary Proxy Statement/Joint Prospectus which
                         constitutes part of the Registration Statement on Form
                         S-4 (File No. 33-53107), as amended by Amendment No. 1
                         thereto filed by Registrant and UAL Corporation on
                         April 21, 1994, and incorporated herein by reference.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              UNITED AIR LINES, INC.



April 21, 1994                By: /s/ JOHN C. POPE
                                 -----------------
                                  John C. Pope
                                  President and
                                  Chief Operating Officer

                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.                             Description
- -----------                             -----------

   20.1 Preliminary Proxy Statement/Joint Prospectus which constitutes part of the Registration Statement on Form S-4 (file No. 33-53107), as amended by
                         Amendment No. 1 thereto filed by Registrant and UAL Corporation on April 21, 1994, and incorporated herein by reference.

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